Exhibit 99.2

SAFETY AND PHARMACOKINETICS OF INTRAVITREOUS PEGAPTANIB SODIUM (MACUGEN(r)) IN PATIENTS WITH NV AGE- RELATED MACULAR DEGENERATION (AMD) - INITIAL RESULTS FROM EOP1006 TRIAL Anthony Capone, M.D. For the Macugen(r) Study Group 04.25.05

Safety - Tolerability - PK Study Objectives and Design To establish the safety, tolerability and pharmacokinetics (PK) of pegaptanib sodium 1 mg and 3 mg in the treatment of neovascular AMD Not powered / designed for efficacy Prospective, multicenter clinical trial in 147 patients Dose regimen: every 6 weeks for 54 weeks

Safety - Tolerability - PK Study Ocular Inclusion Criteria Baseline VA: 20/40 - 20/320 Angiographic criteria All subfoveal angiographic subtypes Lesion size ^12 total disc areas ^50% of total lesion size must be active CNV Subretinal hemorrhage and/or lipid and/or ^3 line loss in VA in previous 12 weeks for minimally classic and occult with no classic lesions

Safety - Tolerability - PK Study INITIAL RESULTS and UPDATES This report is an interim analysis of week 30 data from the open label portion of 37 patients receiving 3 mg dose - just before their fifth scheduled dose Additionally, safety data from open-label (37 patients) and randomized masked cohorts (110 patients receiving either 1 mg or 3 mg every 6 weeks) have been updated to week 60

Safety - Tolerability - PK Study Safety Assessments ADVERSE EVENTS Visual Acuity loss of > 20 letters Intraocular pressure Ocular inflammation Laboratory Abnormalities Blood pressure (extensive measurements after first, fourth, and eighth dose coinciding with PK) Urinalyses (extensive measurements after first, fourth, and eighth dose coinciding with PK) IgG Anti-Pegaptanib Antibodies (throughout study)

Safety - Tolerability - PK Study Demographics / Baseline Characteristics 3 mg / eye Dose (n=37) Open-Label Cohort Number of Patients Gender Male Female 13 (35%) 24 (65%) Race White 37 (100%) Age (years) Mean (SD) Range 75.6 (+-8.2) 53-88 Baseline Snellen Equivalent Study Eye Fellow Eye 20/20 to 20/32 20/40 to 20/80 20/100 to 20/160 20/200 to 20/320 20/400 to 20/800 0 (0%) 17 (46%) 11 (30%) 9 (24%) 0 (0%) 17 (46%) 5 (14%) 2 (5%) 8 (22%) 5 (14%)

Safety - Tolerability - PK Study Demographics / Baseline Characteristics Randomized Masked Cohort (n=110) 1 mg n=54 3 mg n=56 Gender n(%): Male Female 15 (28%) 39 (72%) 24 (43%) 32 (57%) Race: White 52 (96%) 54 (96%) Age (years): Mean (SD) Range 78.2 (+-6.2) 61-90 77.6 (+-6.5) 64-90 Baseline Snellen Equivalent by Study Eye or Fellow Eye Study Fellow Study Fellow 20/20 to 20/32 20/40 to 20/80 20/100 to 20/160 20/200 to 20/320 20/400 to 20/800 0 (0%) 17 (31%) 24 (44%) 12 (22%) 16 (30%) 7 (31%) 13 (24%) 9 (17%) 1 (2%) 9 (17%) 0 (0%) 23 (41%) 26 (46%) 8 (14%) 24 (43%) 6 (11%) 6 (11%) 6 (11%) 0 (0%) 13 (23%)

Pharmacokinetics

No Accumulation With Multiple Dosing 3 mg / eye every 6 weeks Open-Label Cohort 2 3 4 5 6 1 0 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 (N=35) First Dose (N=37) Fourth Dose Time from Last Dose in Weeks Concentrations below the lower limit of quantification at 6 weeks post dose Mean Pegaptanib Plasma Conc. (ng/mL)

Dose 4 Dose 1 Dose 1 Dose 4 Vitreous or Plasma Half-Life (days) Phakic Pseudo-phakic Mean Mean No Effect of Phakic Status on Pegaptanib's Clearance from Eye 3 mg / eye every 6 weeks Open-Label Cohort

Safety and Tolerability

Treatment Compliance (New Slide) Overall, 81% (119/147) received all 10 study injections up to week 60 Mean number of injections: 9.6 Mean duration of treatment: 52.2 weeks

No Evidence of Systemic Hypertension Between Injections Systolic BP Dose 1 Diastolic BP Dose 1 Diastolic BP Dose 4 Mean Systolic/Diastolic Blood Pressure (mm Hg) 0 20 40 60 80 100 120 140 160 0 (Predose) 4 hours 24 hours 3 Days 1 Week 3 Weeks 6 Weeks Time from Dose Systolic BP Dose 4 3 mg / eye every 6 weeks Open-Label Cohort (Interim Results)

No Evidence of Systemic Hypertension Between Injections (Replaces previous slide) Mean Sitting Blood Pressure - 3 mg Open Label Cohort up to Week 60 0 20 40 60 80 100 120 140 160 Systolic/Diastolic BP Dose 1 Systolic/Diastolic BP Dose 4 Systolic/Diastolic BP Dose 8 Mean Systolic/Diastolic Blood Pressure (mm Hg) 0 (Predose) 4 hours 24 hours 3 Days 1 Week 3 Weeks 6 Weeks Time from Dose

No Evidence of Changes in Urinalyses up to Week 60 Open-label 3 mg (n=37) n (%) Randomized 1 mg (n=54) n (%) Randomized 3 mg (n=56) n (%) Urine Protein Increase of > 1 grade Decrease of > 1 grade 1 (2.7%) 3 (8.1%) 6 (11.3%) 3 (5.7%) 4 (7.1%) 5 (8.9%) Abnormal Albumin/Creatinine Ratio (^ 30 mg/g) Baseline Week 60 8 (22%) 4 (11%) 14 (26%) 14 (28%) 14 (25%) 8 (16%)

Ocular Safety Events to Week 60 Ocular events were commonly seen / reported: 95% of patients .... but they were mild, and transient Included: eye pain, punctate keratitis, vitreous floaters, eye irritation, corneal edema, eye discharge, abnormal sensation to eye, increased lacrimation, photopsia, visual disturbance Transient increases in IOP: 1 mg randomized 6 (11%) (>30 mmHg at 30 min) 3 mg randomized 17 (30%) 3 mg open-label 8 (22%) IOP returned to predose values either same day or one week No subjects were discontinued for elevated IOPs or development of glaucoma

No clinically significant ocular inflammation No alterations in normal retinal vessels or RPE observed by University of Wisconsin Reading Center Overall 18 patients (12%) lost ^ 20 letters between two consecutive visits by week 60, felt due to progression of underlying AMD, consistent across treatments One Serious Ocular Adverse Event: moderate retinal hemorrhage unrelated to study treatment; patient did not discontinue Ocular Safety Findings to Week 60

Deaths and Serious Adverse Events to Week 60 6 deaths (3 patients each from 1 mg and 3 mg randomized cohort) with 3 deaths related to cardiovascular disease 28 Patients (19%) experienced at least one SAE SAEs most frequently related to cardiovascular system .... SAEs of this type & frequency expected in an elderly patient population of this size Most were systemic, one ocular; yet none related to injection procedure or study drug.

Pegaptanib Not Immunogenic No evidence of hypersensitivity in pivotal trials, or this trial 147 Patients in this trial tested periodically up to week 60 for anti-pegaptanib IgG antibodies - none present

Summary Systemic levels of pegaptanib are low No evidence of accumulation over time No evidence of systemic VEGF inhibition Most ocular AEs were related to injection procedure, were mild to moderate in severity, & transient No clinically significant ocular inflammation Mean apparent half - life for clearance from the eye suggests adequate pegaptanib levels are maintained in the vitreous for 6 weeks for 0.3 mg dose, the recommended dose from the pivotal trials

Summary Systemic levels of pegaptanib are low No evidence of accumulation over time No evidence of systemic VEGF inhibition Most ocular AEs were related to injection procedure, were mild to moderate in severity, & transient No clinically significant ocular inflammation Mean apparent half - life for clearance from the eye suggests adequate pegaptanib levels are maintained in the vitreous for 6 weeks for 0.3 mg dose, the recommended dose from the pivotal trials

Summary In 2 year report of Verteporfin AMD, 10 patients (total N=225) reported severe visual acuity decrease within 7 days after treatment and were documented to have lost at least 20 letters of visual acuity compared to pretreatment acuity (10/225, 4.4%). Given the relative risk for acute visual loss pursuant to Macugen therapy, even given the small albeit finite risk of endophthalmitis, Macugen's safety profile, when compared to other available agents, seems superior.

EOP1006 Investigators Francis Cangemi, M.D. Herbert Cantrill, M.D. Antonio Capone, M.D. Thomas Connor, M.D. Philip M. Falcone, M.D. Sharon Fekrat, M.D. Christine Gonzales, M.D. Henry Hudson, M.D. Rick Isernhagen, M.D. Michael Klein, M.D. Philip Rosenfeld, M.D. Nelson Sabates, M.D. Steve Sanislo, M.D. Michael Varenhorst, M.D. David J. Weissgold, M.D. John A. Wells, M.D. John Wroblewski, M.D. Robert Leonard, M.D. Scott Pendergast, M.D. Richard Rosen, M.D.

SAFETY AND PHARMACOKINETICS OF INTRAVITREOUS PEGAPTANIB SODIUM (MACUGEN(r)) IN PATIENTS WITH NV AGE- RELATED MACULAR DEGENERATION (AMD) - INITIAL RESULTS FROM EOP1006 TRIAL Anthony Capone, M.D. For the Macugen(r) Study Group